THE ADVISORS’ INNER CIRCLE FUND III

Ecofin Global Renewables Infrastructure Fund

(the “Fund”)

Supplement dated September 11, 2025 to the Fund’s Prospectus (the “Prospectus”), dated March 31, 2025

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

I.	The name of the Fund is changed to Redwheel Next Generation Power Infrastructure Fund. Accordingly, effective immediately, the Prospectus is hereby amended and supplemented as follows:

1.	All references to “Ecofin Global Renewables Infrastructure Fund” are deleted and replaced with “Redwheel Next Generation Power Infrastructure Fund.”

II.	In connection with the Fund’s name change, effective immediately, the Prospectus is hereby amended and supplemented as follows:

1.	The first, second, third and fourth paragraphs of the “Principal Investment Strategies” section of the Prospectus is hereby deleted and replaced with the following:

Under normal circumstances, the Fund will principally focus its investment activities in equity securities of companies who are developers, owners and operators, in full or in part, of renewable and low-emission power plants and systems, and related infrastructure investments. The Fund will typically emphasize those companies achieving measurable improvements in overall emissions, as defined as those gases and particles that are exhausted into the air as a result of fuel combustion-related activities (“Emissions”), relative to their market peers. The Fund’s investments in equity securities may include investments in other investment companies, real estate investment trusts (“REITs”), foreign investment funds, preferred stocks, rights, warrants, convertible securities, and initial public offerings. The Fund will be invested in a range of both developed and non-developed markets, commensurate with its investment criteria. The Fund considers non-developed market countries to be those countries defined as such by the MSCI Market Classification Framework.

The Fund will invest at least 80% of its total assets in equity securities of next generation power infrastructure companies, which consist of companies deriving at least 50% of revenues from activities in power generation, transmission, distribution, storage, and ancillary or related services and that further either: (i) derive at least 50% of revenues from activities in renewable and low-Emission power generation, transmission, distribution, storage, and ancillary or related services; or (ii) are investing a majority of growth capital to increase their percentage mix of assets distributing and transmitting renewable and low-Emission power over time (“Next Generation Power Infrastructure Universe”). For these purposes, the term “renewable” means energy derived from natural sources that are constantly replenished and that can be harnessed for the purposes of producing electricity, such as solar, wind or hydro-electric. Such companies invest in renewable generation or other low-Emission related services, and/or contribute to reducing Emissions. These include, but are not limited to, those companies involved with owning solar, wind, hydro-electric, biomass, waste-to-energy and large-scale battery storage assets, as well as transmission and distribution assets related to delivering electricity, including renewable energy. For companies involved in power generation, the Fund will only invest in such companies that have as a minimum 10% lower CO2 emissions per unit of electricity generated than the grids in which they operate. This analysis is completed by an external specialist provider, based on scope 1 emissions of the power generation business.

The Next Generation Power Infrastructure Universe is a global investment universe that includes companies mainly based in North America, Europe and Asia, but also includes companies in other regions to a lesser extent. Under normal market conditions, the Fund will invest at least 40% of its total assets in foreign securities, which RWC Asset Management LLP (“the Adviser”) considers to be companies organized outside of the United States, whose principal listing exchange is outside the United States, or who derive a significant portion of their revenue or profits outside the United States.

The Fund’s investments in foreign securities may also include American Depositary Receipts (“ADRs”) and investments in non-developed market securities. The Fund may invest up to 20% of its total assets in securities of companies located in non-developed markets. The Next Generation Power Infrastructure Universe includes a broad range of companies, ranging from small market capitalization companies to large market capitalization companies, with assets located throughout the world. The Fund may invest in companies of all market capitalizations. The Fund’s investment in securities of companies in the Next Generation Power Infrastructure Universe may include illiquid securities. The Fund will concentrate in industries represented by infrastructure companies. The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

2.	The sixth paragraph of the “Principal Investment Strategies” section of the Prospectus is hereby deleted and replaced with the following:

The Adviser will seek to utilize a combined investment approach, incorporating a relatively broad exposure to the Next Generation Power Infrastructure Universe, with targeted active weights towards those investments that the Adviser believes offer attractive risk-adjusted intrinsic value. These active weights can change over time, relative to changes in corporate strategy, share prices, regulatory changes or other factors such as, but not limited to, balance sheet and liquidity considerations, environmental, social and governance (“ESG”) risk considerations, project success or jurisdictional policy issues. The Adviser uses financial models (income statements, balance sheets, cash flow statements), valuation metrics (discounted cash flows, price-to-book, price-to-earnings, enterprise value to EBITDA, dividend yield and growth) and risk metrics (beta, volatility, correlations) to identify the best investment opportunities from a return perspective while taking into account the different risk profile of each investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RWC-SK-007-0100

THE ADVISORS’ INNER CIRCLE FUND III

Ecofin Global Renewables Infrastructure Fund

(the “Fund”)

Supplement dated September 11, 2025 to the Fund’s Statement of Additional Information dated March 31, 2025 (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

I.	The name of the Fund is changed to Redwheel Next Generation Power Infrastructure Fund. Accordingly, effective immediately, the SAI is hereby amended and supplemented as follows:

1.	All references to “Ecofin Global Renewables Infrastructure Fund” are deleted and replaced with “Redwheel Next Generation Power Infrastructure Fund.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RWC-SK-008-0100